UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 13, 2006

SCIENTIGO, INC.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-22969

Delaware	59-3562953
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6701 Carmel Road
Suite 205
Charlotte, NC  28226
(Address and zip code of principal executive offices)

(704) 837-0500
(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On November 13, 2006, the Circuit Court of Mobile County, Alabama, in the matter captioned Lucius L. Patterson, et al. v. Market Central, Inc. (the prior name of the Registrant), granted a default judgment in favor of the plaintiffs and entered an order granting damages in the aggregate amount of $632,270, including $275,098 in punitive damages. The claim was initially brought against a predecessor of the Registrant by former employees that have claimed unpaid salary, wages and other compensation and expenses.  The Registrant is reviewing the order entered by the court and considering its alternatives, including seeking to reopen the default or pursuing an appeal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SCIENTIGO, INC.

By:	/s/ Cynthia White
Name: Cynthia White
Title: President and Chief Operating Officer
Date: November 22, 2006